UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22985

SMEAD FUNDS TRUST

(Exact name of registrant as specified in charter)

600 University Street, Suite 2412

Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Cole W. Smead

Smead Capital Management, Inc.

600 University Street, Suite 2412

Seattle, WA 98101

Copy to:

Pamela M. Krill, Esq

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 807-4122

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Item 1. Report to Shareholders.

Semi-Annual Report

May 31, 2017

Investment Adviser

Smead Capital Management, Inc.

600 University Street,

Suite 2412

Seattle, Washington 98101

Phone: 877-807-4122

www.smeadfunds.com

Dear Shareholders:

The Smead Value Fund made a healthy gain of 8.21% in the six months ended May 31, 2017. In the glam tech mania of these last six months it wasn’t enough to stay up with the S&P 500 Index, which gained 10.81%. Our gain was enough to beat the 5.55% gain of the Russell 1000 Value Index, as value strategies continued to underperform growth. We rarely trade at as large of a discount to the S&P 500 Index based on price-to-earnings ratio (P/E) as we do now. This means nothing in the short run, but has played a role in significant outperformance over the long haul.

Our winners for the period included NVR Inc. (NVR), PayPal Holdings Inc. (PYPL) and eBay Inc. (EBAY). Homebuilding has been strong and NVR has been the most profitable among the national builders. PayPal has been a long-term winner and probably has enjoyed some of the benefit of the interest in glam tech stocks. Ebay made a comeback as its strategy to offer “one million unique items delivered in three days” turned the corner.

Our duds were led by Express Scripts Holding Co. (ESRX), Nordstrom Inc. (JWN) and Cabela’s Inc. (CAB). Anything healthcare- and retail store-related got hit hard in the last year and these companies were either sold or reduced since December 1, 2016. We know we will have poor performers from time to time, but our history is that purging losing holdings has historically caused us to “lay down in green pastures” as we practice our discipline.

FANG Mania

The history of the stock market is littered with episodes of financial euphoria. It is our opinion that the excitement among futuristic tech stocks like Facebook, Amazon, Netflix and Google (FANG) is reaching a crescendo. In his book, A Short History of Financial Euphoria, John Kenneth Galbraith wrote the following: “A further rule is that when a mood of excitement pervades a market or surrounds an investment prospect, when there is a claim of unique opportunity based on special foresight, all sensible people should circle the wagons; it is time for caution.”

We run our portfolio based on three core tenets. First, valuation matters dearly. This means that we will not stretch our imagination to participate in exciting and risky untested technology companies. Second, we want to own businesses for a long time. Keeping our turnover low saves our investors money on trading costs and makes us tax efficient. Third, to buy companies inexpensively and hold them for a long time requires a high level of quality.

Someday when this mania for futuristic tech companies breaks, we believe we will find companies in the tech category which fit our eight criteria for stock selection at reasonable prices with a significant degree of doubt attached to them.

If you need encouragement on this or have a hard time visualizing these thoughts, just look to the past ten years. The Fund did this in Starbucks and eBay over the last nine years. We followed them when they were glamorous, high-flying growth stocks and then bought them when they had stumbled into the bargain bin in 2008. All great companies stumble at some point and one of our strengths is the ability to remember the good things about them when they are down. We ignore the pressure to conform to the crowd while they are over-priced momentum stocks “when the claim of unique opportunity based on special foresight” is at hand.

Thank you for being invested with us. We get up every day truly excited to own companies which meet our eight criteria for stock selection and practice our discipline.

Warmest Regards,

William Smead Lead Portfolio Manager	Tony Scherrer, CFA Co-Portfolio Manager	Cole Smead, CFA Co-Portfolio Manager

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Smead Capital Management, Inc. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of the date of this report.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to- book ratios and lower forecasted growth values. You cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Price-to-Earnings Ratio (P/E Ratio) is the ratio of a company’s share price to its earnings per share.

SMEAD VALUE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 5.75% when you invest. Class A shares are also subject to a contingent deferred sales charge of 1.00% for purchases of $1,000,000 or more that are redeemed within eighteen months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Boston Financial Data Services, Inc., the Fund’s transfer agent. To the extent the Fund invests in shares of exchange traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND

Expense Example (Continued)

(Unaudited)

	Beginning Account Value 12/1/16	Actual Ending Account Value 5/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period(1)	Hypothetical Expenses Paid During Period(1)	Net Expense Ratio During Period(2)
Investor Class	$1,000.00	$1,082.10	$1,018.85	$6.33	$6.14	1.22%
Class A	1,000.00	1,082.20	1,019.10	6.07	5.89	1.17
Class I1	1,000.00	1,083.50	1,020.24	4.88	4.73	0.94
Class R1	1,000.00	1,080.70	1,017.40	7.83	7.59	1.51
Class R2	1,000.00	1,081.00	1,018.00	7.21	6.99	1.39
Class Y	1,000.00	1,084.50	1,020.94	4.16	4.03	0.80

(1)	Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y expenses are calculated using each Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 182/365 (to reflect the most recent one-half year period).
(2)	Annualized.

SMEAD VALUE FUND

Investment Highlights

(Unaudited)

The Fund seeks long-term capital appreciation through concentrated positions. Therefore, the Fund maintains approximately 25-30 companies in its portfolio. The Fund invests in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown

(% of Investments as of May 31, 2017)

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of May 31, 2017

	Inception Date	1 Year	5 Years	Since Inception
Smead Value Fund – Investor Class	1/2/2008	13.46%	15.97%	7.64%
Smead Value Fund – Class A	1/27/2014	13.49%	N/A	8.42%
Smead Value Fund – Class I1	12/18/2009	13.74%	16.27%	14.42%
Smead Value Fund – Class R1	11/25/2014	13.13%	N/A	5.16%
Smead Value Fund – Class R2	11/25/2014	13.24%	N/A	5.28%
Smead Value Fund – Class Y	11/25/2014	13.93%	N/A	5.91%
S&P 500® Index (Total Return)		17.47%	15.42%	7.73%
Russell 1000® Value Index (Total Return)		14.66%	14.67%	6.44%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Value Index companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

One cannot invest directly in an index.

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Continued

SMEAD VALUE FUND

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 96.04%

Banks 13.90%
Bank of America Corp.	2,551,837	$57,186,667
JPMorgan Chase & Co.	707,010	58,080,872
Wells Fargo & Co.	829,196	42,405,083

		157,672,622

Consumer Durables & Apparel 10.48%
Lennar Corp. – Class A	1,036,955	53,206,161
NVR, Inc. (a)	28,793	65,716,567

		118,922,728

Consumer Services 1.17%
Starbucks Corp.	208,690	13,274,771

Diversified Financials 10.63%
American Express Co.	743,929	57,237,897
Berkshire Hathaway, Inc. – Class B (a)	383,416	63,370,997

		120,608,894

Food & Staples Retailing 3.99%
Walgreens Boots Alliance, Inc.	558,551	45,253,802

Health Care Equipment & Services 2.15%
AmerisourceBergen Corp.	265,150	24,332,816

Insurance 4.90%
Aflac, Inc.	737,895	55,622,525

Media 13.67%
Comcast Corp. – Class A	926,280	38,616,613
Scripps Networks Interactive, Inc. – Class A	419,638	27,788,428
Tegna, Inc.	1,969,468	46,755,170
Walt Disney Co.	388,526	41,937,497

		155,097,708

Pharmaceuticals, Biotechnology & Life Sciences 14.27%
Amgen, Inc.	403,227	62,596,960
Johnson & Johnson	177,648	22,783,356
Merck & Co., Inc.	635,794	41,396,547
Pfizer, Inc.	1,076,575	35,150,174

		161,927,037

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

May 31, 2017 (Unaudited)

	Shares	Value

Retailing 5.78%
Home Depot, Inc.	239,154	$36,712,530
Nordstrom, Inc.	273,210	11,420,178
Target Corp.	317,146	17,490,602

		65,623,310

Software & Services 13.24%
Accenture PLC – Class A (b)	267,357	33,277,926
eBay, Inc. (a)	1,725,006	59,167,706
PayPal Holdings, Inc. (a)	1,105,606	57,723,689

		150,169,321

Transportation 1.86%
Alaska Air Group, Inc.	242,350	21,096,568

TOTAL COMMON STOCKS (Cost $891,297,538)		1,089,602,102

SHORT-TERM INVESTMENTS 3.86%

Money Market Fund 3.86%
State Street Institutional U.S. Government Money Market 0.05%	43,841,360	43,841,360

TOTAL SHORT-TERM INVESTMENTS (Cost $43,841,360)		43,841,360

TOTAL INVESTMENTS (Cost $935,138,898) 99.90%		1,133,443,462
Other Assets in Excess of Liabilities 0.10%		1,112,777

TOTAL NET ASSETS 100.00%		$1,134,556,239

(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

May 31, 2017 (Unaudited)

Assets
Investments, at value (cost $935,138,898)	$1,133,443,462
Receivable for Fund shares sold	1,008,800
Dividends and interest receivable	2,799,701

Total Assets	1,137,251,963

Liabilities
Payable for Fund shares redeemed	1,151,960
Payable to Adviser	727,730
Payable to Administrator	33,484
Payable for distribution fees	71,340
Payable for shareholder servicing fees	320,996
Accrued expenses and other liabilities	390,214

Total Liabilities	2,695,724

Net Assets	$1,134,556,239

Net Assets Consist Of:
Paid-in capital	$915,646,781
Accumulated undistributed net investment income	3,012,179
Accumulated undistributed net realized gain from investments	17,592,715
Net unrealized appreciation on investments	198,304,564

Net Assets	$1,134,556,239

Investor Class Shares
Net assets	183,394,441
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	4,390,651
Net asset value, offering price and redemption price per share	$41.77

Class A Shares
Net assets	139,765,272
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,366,495
Net asset value, offering price and redemption price per share(1)	$41.52

Maximum offering price per share (41.52/0.9425)(2)	$44.05

Class I1 Shares
Net assets	796,552,078
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	19,083,619
Net asset value, offering price and redemption price per share	$41.74

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities (Continued)

May 31, 2017 (Unaudited)

Class R1 Shares
Net assets	1,640,080
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	39,839
Net asset value, offering price and redemption price per share	$41.17

Class R2 Shares
Net assets	1,144,593
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	27,706
Net asset value, offering price and redemption price per share	$41.31

Class Y Shares
Net assets	12,059,775
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	288,682
Net asset value, offering price and redemption price per share	$41.78

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within eighteen months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.
(2)	Reflects a maximum sales charge of 5.75%.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

May 31, 2017 (Unaudited)

Investment Income
Dividend income	$9,040,588
Interest income	126,187

Total Investment Income	9,166,775

Expenses
Management fees	4,270,072
Distribution fees – Investor Class	252,146
Distribution fees – Class A	186,156
Distribution fees – Class R1	3,904
Distribution fees – Class R2	3,441
Shareholder servicing fees – Investor Class	139,961
Shareholder servicing fees – Class A	80,442
Shareholder servicing fees – Class I1	459,635
Shareholder servicing fees – Class R1	1,408
Shareholder servicing fees – Class R2	473
Administration fees	125,869
Transfer agent fees and expenses	143,694
Fund accounting fees	91,821
Federal and state registration fees	76,593
Custody fees	46,552
Reports to shareholders	31,254
Legal fees	31,581
Audit and tax fees	8,804
Trustees’ fees	49,863
Other expenses	26,507

Total Expenses	6,030,176
Expense Waiver by Adviser (Note 3)	(1,232)
Reimbursement from Service Provider (Note 5)	(201,485)

Net Expenses	5,827,459

Net Investment Income	3,339,316

Realized and Unrealized Gain on Investments
Net realized gain from investments	18,985,619
Change in net unrealized appreciation on investments	68,429,932

Net Realized and Unrealized Gain on Investments	87,415,551

Net Increase in Net Assets from Operations	$90,754,867

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

Six Months Ended May 31, 2017 (Unaudited)		Year Ended November 30, 2016
From Operations
Net investment income	$3,339,316	$9,641,701
Net realized gain from investments	18,985,619	27,439,882
Change in net unrealized appreciation/(depreciation) on investments	68,429,932	(61,711,425)

Net increase/(decrease) in net assets from operations	90,754,867	(24,629,842)

From Distributions
Net investment income – Investor Class	(1,039,276)	(1,908,602)
Net investment income – Class A	(982,379)	(1,086,630)
Net investment income – Class I1	(6,529,290)	(6,340,997)
Net investment income – Class R1	(8,770)	(3,889)
Net investment income – Class R2	(8,557)	(11,374)
Net investment income – Class Y	(111,841)	(10,525)
Net realized gain on investments – Investor class	(5,542,843)	(9,354,729)
Net realized gain on investments – Class A	(3,879,527)	(3,661,639)
Net realized gain on investments – Class I1	(19,005,239)	(19,381,556)
Net realized gain on investments – Class R1	(37,591)	(13,267)
Net realized gain on investments – Class R2	(46,733)	(35,726)
Net realized gain on investments – Class Y	(282,890)	(28,749)

Net increase/(decrease) in net assets resulting from distributions paid	(37,474,936)	(41,837,683)

From Capital Share Transactions
Proceeds from shares sold	141,306,525	474,605,005
Issued in reinvestment of dividends and distributions	19,235,046	23,509,920
Payments for shares redeemed	(199,598,957)	(630,212,003)

Net increase in net assets from capital share transactions	(39,057,386)	(132,097,078)

Total Increase/(Decrease) in Net Assets	14,222,545	(198,564,603)

Net Assets
Beginning of year	1,120,333,694	1,318,898,297

End of year	$1,134,556,239	$1,120,333,694

Accumulated Undistributed Net Investment Income	$3,012,179	$8,352,976

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SMEAD VALUE FUND

Financial Highlights

May 31, 2017

		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Investor Class
Six Months Ended May 31, 2017 (unaudited)	$39.79	$0.08	(4)	$3.12	$3.20	$(0.19)	$(1.03)	$(1.22)
Year Ended November 30, 2016	41.57	0.23	(4)	(0.81)	(0.58)	(0.20)	(1.00)	(1.20)
Year Ended November 30, 2015	40.98	0.27	(4)	2.11	2.38	(0.16)	(1.63)	(1.79)
Year Ended November 30, 2014	36.35	0.18	(4)	5.62	5.80	(0.12)	(1.05)	(1.17)
Year Ended November 30, 2013	27.61	0.13		9.04	9.17	(0.15)	(0.28)	(0.43)
Year Ended November 30, 2012	20.83	0.06		6.84	6.90	(0.12)	—	(0.12)

Class A
Six Months Ended May 31, 2017 (unaudited)	39.62	0.09	(4)	3.10	3.19	(0.26)	(1.03)	(1.29)
Year Ended November 30, 2016	41.47	0.24	(4)	(0.79)	(0.55)	(0.30)	(1.00)	(1.30)
Year Ended November 30, 2015	40.95	0.30	(4)	2.07	2.37	(0.22)	(1.63)	(1.85)
Period Ended November 30, 2014(7)	35.45	0.07	(4)	5.43	5.50	—	—	—

Class I1
Six Months Ended May 31, 2017 (unaudited)	39.87	0.14	(4)	3.11	3.25	(0.35)	(1.03)	(1.38)
Year Ended November 30, 2016	41.66	0.33	(4)	(0.79)	(0.46)	(0.33)	(1.00)	(1.33)
Year Ended November 30, 2015	41.07	0.39	(4)	2.09	2.48	(0.26)	(1.63)	(1.89)
Year Ended November 30, 2014	36.40	0.27	(4)	5.63	5.90	(0.18)	(1.05)	(1.23)
Year Ended November 30, 2013	27.61	0.18		9.08	9.26	(0.19)	(0.28)	(0.47)
Year Ended November 30, 2012	20.84	0.21		6.74	6.95	(0.18)	—	(0.18)

Class R1
Six Months Ended May 31, 2017 (unaudited)	39.33	0.02	(4)	3.09	3.11	(0.24)	(1.03)	(1.27)
Year Ended November 30, 2016	41.31	0.12	(4)	(0.81)	(0.69)	(0.29)	(1.00)	(1.29)
Year Ended November 30, 2015	40.95	0.35	(4)	1.89	2.24	(0.25)	(1.63)	(1.88)
Period Ended November 30, 2014(8)	40.63	0.00	(4)(9)	0.32	0.32	—	—	—

Class R2
Six Months Ended May 31, 2017 (unaudited)	39.40	0.04	(4)	3.09	3.13	(0.19)	(1.03)	(1.22)
Year Ended November 30, 2016	41.36	0.16	(4)	(0.80)	(0.64)	(0.32)	(1.00)	(1.32)
Year Ended November 30, 2015	40.95	0.17	(4)	2.13	2.30	(0.26)	(1.63)	(1.89)
Period Ended November 30, 2014(8)	40.63	0.00	(4)(9)	0.32	0.32	—	—	—

The accompanying notes are an integral part of these financial statements.

			Ratio of expenses to average net assets			Ratio of net investment income to average net assets
Net Asset Value, End of Period	Total Return(1)(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Portfolio turnover rate(2)

$41.77	8.21%	$183,394	1.25%	1.22	%(5)	0.34%	0.37	%(6)	10.33%
39.79	(1.34)%	216,244	1.26%	1.26%		0.60%	0.60%		23.67%
41.57	6.25%	385,928	1.34%	1.26%		0.61%	0.67%		20.26%
40.98	16.45%	366,067	1.26%	1.25%		0.46%	0.47%		12.70%
36.35	33.74%	253,512	1.28%	1.35%		0.54%	0.47%		11.32%
27.61	33.27%	51,955	1.49%	1.40%		0.67%	0.76%		10.95%

41.52	8.22%	139,765	1.22%	1.17	%(5)	0.38%	0.43	%(6)	10.33%
39.62	(1.28)%	152,921	1.22%	1.22%		0.64%	0.64%		23.67%
41.47	6.23%	148,500	1.30%	1.26%		0.74%	0.76%		20.26%
40.95	15.51%	27,378	1.45%	1.44%		0.20%	0.21%		12.70%

41.74	8.35%	796,552	0.98%	0.94	%(5)	0.64%	0.67	%(6)	10.33%
39.87	(1.05)%	736,903	1.00%	0.99%		0.86%	0.87%		23.67%
41.66	6.51%	781,146	1.07%	0.99%		0.90%	0.96%		20.26%
41.07	16.75%	544,490	1.01%	1.00%		0.71%	0.72%		12.70%
36.40	34.10%	313,557	1.03%	1.10%		0.79%	0.72%		11.32%
27.61	33.57%	67,188	1.20%	1.15%		0.93%	0.98%		10.95%

41.17	8.07%	1,640	1.54%	1.51	%(5)	0.07%	0.11	%(6)	10.33%
39.33	(1.62)%	1,447	1.54%	1.54%		0.33%	0.33%		23.67%
41.31	5.91%	553	1.64%	1.59%		0.85%	0.88%		20.26%
40.95	0.79%	5	1.57%	1.57%		0.23%	0.23%		12.70%

41.31	8.10%	1,145	1.43%	1.39	%(5)	0.16%	0.20	%(6)	10.33%
39.40	(1.51)%	1,841	1.49%	1.44%		0.37%	0.42%		23.67%
41.36	6.07%	1,579	1.55%	1.44%		0.35%	0.44%		20.26%
40.95	0.79%	5	1.62%	1.44%		0.18%	0.36%		12.70%

SMEAD VALUE FUND

Financial Highlights (Continued)

May 31, 2017

		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Class Y
Six Months Ended May 31, 2017 (unaudited)	$39.92	$0.17	(4)	$3.13	$3.30	$(0.41)	$(1.03)	$(1.44)
Year Ended November 30, 2016	41.70	0.37	(4)	(0.78)	(0.41)	(0.37)	(1.00)	(1.37)
Year Ended November 30, 2015	41.06	0.42	(4)	2.13	2.55	(0.28)	(1.63)	(1.91)
Period Ended November 30, 2014(8)	40.74	0.01	(4)	0.31	0.32	—	—	—

(1)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(2)	Not annualized for periods of less than one year.
(3)	Annualized for periods of less than one year.
(4)	Based on average shares outstanding.
(5)	Includes a non-recurring reimbursement of prior custody fees. Excluding this non-recurring reimbursement, the Ratio of expenses to average net assets after waivers and recoupment of expenses would have been 1.25%, 1.22%, 0.98%, 1.54%, 1.43% and 0.84%, respectively.
(6)	Includes a non-recurring reimbursement of prior custody fees. Excluding this non-recurring reimbursement, the Ratio of net investment income to average net assets after waivers and recoupment of expenses would have been 0.34%, 0.38%, 0.64%, 0.07%, 0.16% and 0.77%, respectively.
(7)	Class A shares commenced operations on January 27, 2014.
(8)	Class R1 shares, Class R2 shares and Class Y shares commenced operations on November 25, 2014.
(9)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

			Ratio of expenses to average net assets			Ratio of net investment income to average net assets
Net Asset Value, End of Period	Total Return(1)(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Portfolio turnover rate(2)

$41.78	8.45%	$12,060	0.86%	0.80	%(5)	0.75%	0.81	%(6)	10.33%
39.92	(0.93)%	10,978	0.88%	0.84%		0.93%	0.97%		23.67%
41.70	6.69%	1,192	0.95%	0.84%		0.94%	1.04%		20.26%
41.06	0.79%	5	0.85%	0.82%		0.95%	0.98%		12.70%

SMEAD VALUE FUND

Notes to Financial Statements

May 31, 2017 (Unaudited)

(1)	Organization

The Smead Value Fund (the “Fund”) is a non-diversified series of Smead Funds Trust, a Delaware statutory trust (the “Trust”) organized on July 17, 2014. Pursuant to a reorganization that took place on November 21, 2014, the Fund is the successor to the Smead Value Fund, a series of Trust for Professional Managers (the “Predecessor Fund”). As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the reorganization. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The Fund’s investment objective is long-term capital appreciation. The Trust may issue an unlimited number of interests (or shares) of beneficial interest, each with a par value of $0.001. The Fund currently offers six classes of shares: Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y shares. Class C, Class I2, Class R3 and Class R4 shares are not yet in operation. Each class of shares of the Fund has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution and shareholder servicing expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2017 (Unaudited)

closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost which approximates fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund’s Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including unadjusted quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuations of the Fund’s investments by each fair value hierarchy level as of May 31, 2017:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$1,089,602,102	$—	$—	$1,089,602,102

Total Equity	1,089,602,102	—	—	1,089,602,102
Short-Term Investment	—	43,841,360	—	43,841,360

Total Investments in Securities	$1,089,602,102	$43,841,360	$—	$1,133,443,462

(1)	See the Schedule of Investments for industry classification.

No Level 3 securities were held in the Fund at May 31, 2017. For the six month period ended May 31, 2017, there were no transfers between levels for the Fund. It is the

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2017 (Unaudited)

Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.

(b)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(c)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class – distribution and shareholder servicing fees), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class and Class A shares and 0.50% of the average daily net assets of the Class R1 and Class R2 shares.

(e)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended November 30, 2016, the Fund did not incur any interest or penalties.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2017 (Unaudited)

As of November 30, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$989,407,931

Gross tax unrealized appreciation	145,540,201
Gross tax unrealized depreciation	(17,058,171)

Net tax unrealized appreciation	$128,482,030

Undistributed ordinary income	$8,352,976
Undistributed long-term capital gain	28,794,521

Total distributable earnings	$37,147,497

Other accumulated losses	—

Total accumulated gains	$165,629,527

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2016, $614 was reclassified between undistributed net investment income and undistributed net realized gain.

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$9,361,403	$13,056,599
Long-Term Capital Gain	$32,476,280	$29,631,960

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2017 (Unaudited)

On December 15, 2016, the Fund declared and paid distributions from ordinary income and long-term capital gains to shareholders of record on December 14, 2016.

	Distributions Paid from		Total Distributions Paid
Class	Ordinary Income	Realized Gain/Loss
Investor Class	$1,309,276	$5,542,843	$6,582,119
Class A	982,378	3,879,527	4,861,905
Class I1	6,529,290	19,005,239	25,534,529
Class R1	8,770	37,591	46,361
Class R2	8,557	46,733	55,290
Class Y	111,841	282,890	394,731

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Investment Adviser

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2018 to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.26%, 1.26%, 0.99%, 1.59%, 1.44% and 0.84% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. For the six months ended May 31, 2017, the Adviser waived expenses of $1,232. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on November 30:

Year incurred	Expiration Year	Smead Value Fund
2014	2017	$12,412
2015	2018	635,630
2016	2019	88,273

(4)	Distribution Plan and Shareholder Servicing Plan

The Fund has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), which authorizes it to pay ALPS Distributors, Inc. (the “Distributor”) a distribution fee of

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2017 (Unaudited)

0.25% of the Fund’s average daily net assets of Investor Class and Class A shares and 0.50% of the Fund’s average daily net assets of Class R1 and Class R2 shares for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended May 31, 2017, the Fund accrued expenses of $445,647 pursuant to the 12b-1 Plan. As of May 31, 2017, the Fund owed the Distributor fees of $71,340.

The Fund has also adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). The Shareholder Servicing Plan also authorizes payment of a shareholder servicing fee to the Distributor up to 0.25% of the average daily net assets attributable to the respective class. The Fund implemented 0.14% for the shareholder servicing fee for the Investor Class shares of the Fund, 0.09% for the shareholder servicing fee for the Class A shares of the Fund, 0.12% for the shareholder servicing fee for the Class I1 shares of the Fund, 0.16% for the shareholder servicing fee for the Class R1 shares of the Fund, and 0.07% for the shareholder servicing fee for the Class R2 shares of the Fund. For those share classes that currently charge less than the maximum shareholder servicing fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice. The following table details the Shareholder Servicing Plan fees paid for the six months ended May 31, 2017.

Investor Class	$139,961
Class A	80,442
Class I1	459,635
Class R1	1,408
Class R2	473

(5)	Accounting, Custody, Administration and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the Fund’s accounting agent, custodian of the Fund’s investments and administrator of the Fund. For its services, the Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Fund, along with transactional and out-of-pocket fees.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s transfer and dividend disbursing agent. BFDS receives a monthly fee and is reimbursed for certain out-of-pocket expenses.

During the period ended May 31, 2017, the Fund received reimbursement of fees from the Fund’s previous custodian, U.S. Bank, N.A., in the amount of $201,485, which is reflected in the Statement of Operations.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2017 (Unaudited)

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	For The Six Months Ended May 31, 2017		For The Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	154,130	$6,350,620	1,023,890	$38,842,046
Class A	362,208	14,688,306	1,778,863	66,833,234
Class I1	2,935,369	119,595,415	9,439,274	358,204,056
Class R1	4,894	196,714	27,331	1,011,542
Class R2	3,816	154,146	13,331	500,136
Class Y	7,859	321,324	245,725	9,213,991

Reinvestment of dividends and distributions
Investor Class	155,029	6,159,309	277,488	10,899,714
Class A	81,513	3,218,126	81,118	3,171,725
Class I1	238,610	9,460,873	239,401	9,398,868
Class R1	—	—	4	168
Class R2	51	2,007	4	171
Class Y	9,953	394,731	1,001	39,274

Shares redeemed
Investor Class	(1,353,256)	(55,140,492)	(5,150,842)	(194,845,702)
Class A	(937,334)	(38,258,267)	(1,580,368)	(59,751,039)
Class I1	(2,574,594)	(105,040,728)	(9,943,042)	(375,263,346)
Class R1	(1,831)	(74,423)	(3,948)	(150,887)
Class R2	(22,901)	(922,344)	(4,777)	(187,244)
Class Y	(4,096)	(162,703)	(353)	(13,785)

Total decrease in net assets from capital share transactions	(940,580)	$(39,057,386)	(3,555,900)	$(132,097,078)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended May 31, 2017 were $113,017,503 and $200,373,036, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2017, Merrill Lynch Pierce Fenner & Smith for the benefit of its customers, held 33.45%, 57.40%, 100.00% and 100.00% of outstanding shares of the Class A, Class I1, Class R1 and Class R2, respectively. At May 31, 2017,

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2017 (Unaudited)

Reliance Trust Company, for the benefit of employees of Benesch, held 84.31% of outstanding shares of the Class Y. At May 31, 2017, National Financial Services LLC, for the benefit of its customers, held 37.81% of the outstanding shares of the Investor Class.

(9)	Subsequent Event

Management has evaluated the possibility of subsequent events through the date of issuance and determined that there are no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

SMEAD VALUE FUND

Notice of Privacy Policies and Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SMEAD VALUE FUND

Additional Information

(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended November 30, 2016, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2016, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Gregory A. Demopulos Age: 58	Trustee	Indefinite Term; Since September 2014	1	Chairman and CEO, Omeros Corp. (biopharmaceutical company) (since 1994).	Director, Onconome, Inc. (since 2004).

Peter M. Musser Age: 60	Trustee	Indefinite Term; Since September 2014	1	Principal, Angeline Properties, LLC (a private investment firm) (since 2014); and Principal and Senior Equity Portfolio Manager with Rainier Investment Management (from 1994 to 2013).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010); and Director, Boys and Girls Clubs of King County (since 2008).

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Walter F. Walker Age: 62	Trustee	Indefinite Term; Since September 2014	1	Principal, Hana Road Capital LLC (hedge fund) (since 2007).	Advisory Council, Stone Arch Capital (since 2005).

Nancy A. Zevenbergen Age: 58	Trustee	Indefinite Term; Since September 2014	1	Principal and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Director, Seattle Pacific Foundation (since 1993); Director, Anduin Foundation (since 2010); Director, University of Washington Foster School of Business (since 2014); and Director, evenstar3 Inc. (since 2005).

Interested Trustees and Officers

William W. Smead[1] Age: 59	Trustee and Chairman	Indefinite Term; Since September 2014	1	Chief Executive Officer of the Adviser (since 2007). President and Chief Executive Officer of the Trust (from September 2014 to January 2016).	None.

Cole W. Smead[1] Age: 33	Trustee	Indefinite Term; Since September 2014	1	Managing Director of the Adviser (since 2007).	Director and Chairman, Smead Funds S.A. (since 2015).
	President and Chief Executive Officer	Elected annually; Since January 2016

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Steven J. LeMire Age: 47	Chief Compliance Officer	Elected annually; Since September 2014	N/A	Chief Compliance Officer of the Adviser (since 2014); Relationship Manager with Viceroy Investment Advisors, LLC (from 2013 to 2014); Co-Founder and Managing Principal of HCL Advisors, LLC (from 2012 to 2013).	N/A
	Treasurer, Principal Financial and Accounting Officer	Elected annually; Since January 2016

Lisa Martin Age: 55	Secretary	Elected annually; Since September 2014	N/A	Chief Operating Officer/Chief Financial Officer of the Adviser (since 2007).	N/A

[1]	Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Smead Capital Management, Inc. Mr. William Smead and Mr. Cole Smead are father and son, respectively.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc. 600 University Street, Suite 2412 Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue Suite 800 Cleveland, Ohio 44115

Custodian, Fund Accountant and Fund Administrator	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Transfer Agent	Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169

Distributor	ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as part of the Report to Shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended May 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on the evaluation of these controls and procedures required by the Act and under the Securities Exchange Act of 1934.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual report.

(a)(2)	Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Smead Funds Trust

By:	/s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date:    August 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date:    August 3, 2017

By:	/s/ Steven J. LeMire
Steven J. LeMire
Treasurer
(Principal Financial Officer)

Date:    August 3, 2017